EXECUTION VERSION

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this

“Amendment”), dated as of February 4, 2026, is entered into by and among TCW DIRECT LENDING

VII LLC, a Delaware limited liability company (“Borrower”), PNC BANK, NATIONAL ASSOCIATION (in its individual capacity, “PNC”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the Committed Lenders, Conduit Lenders, and Funding Agents party hereto.

RECITALS

WHEREAS, the parties thereto have entered into that certain Revolving Credit Agreement dated as of November 8, 2024, as amended by that certain First Amendment to Revolving Credit Agreement dated as of November 6, 2025 (and as may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, Administrative Agent, and the Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

1.
Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.
2.
Amendments to the Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
2.1
The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Letter of Credit Sublimit” means, at any time, an amount equal to the lesser of

(a) $25,000,000 and (b) the Available Commitment.

3.
Effectiveness. This Amendment shall become effective subject to Administrative Agent’s receipt of the following (such date, the “Amendment Effective Date”):
3.1
Amendment. This Amendment, duly executed and delivered by the Borrower, Administrative Agent and the Lenders.
3.2
Fees and Expenses. Payment by the Borrower of all other fees and amounts due and payable by Borrower to Administrative Agent or Lenders on or prior to the Amendment Effective Date and, to the extent invoiced prior to the Amendment Effective Date, the expenses of Administrative Agent in connection with this Amendment and the transactions contemplated hereby.
4.
Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders as follows:
4.1
Representations and Warranties. The representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date with the same force and effect as if made on and as of the Amendment

Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date), except that for purposes of this Section 4.1, the representations and warranties contained in Section 8.06 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.01 of the Credit Agreement.

4.2
No Event of Default. No Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date.
4.3
Due Authorization. Borrower is duly authorized to execute, deliver and perform this Amendment, and the Credit Agreement, as amended by this Amendment, and each other Loan Document is the legal and binding obligation of Borrower, enforceable against Borrower in accordance with the terms of such Loan Documents, subject to Debtor Relief Laws and equitable principles.
4.4
No Amendments. There have been no amendments to the Constituent Documents of Borrower since the latest delivery or notice thereof by Borrower to Administrative Agent.
5.
Miscellaneous.
5.1
Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
5.2
References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.3
No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
5.4
Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
5.5
Choice of Forum, etc. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A

FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST SUCH PARTY OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

5.6
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.
5.7
Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.
5.8
Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
5.9
Electronic Signatures. This Amendment may be executed using electronic signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties hereto of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.